                                Financial Summary
                    Average Balances, Rates Paid and Yields


                                                                   Three Months Ended                      Three Months Ended
                                                                   September 30, 2002                      September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Average                                 Average
                                                         Average                    Yield/          Average                 Yield/
(in thousands)                                           Balance       Interest      Rate           Balance     Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                               $      2,763   $      14      2.03%     $     4,720    $      59    5.00%
Federal funds sold                                            66,629         296      1.78          101,143          860    3.40
Securities                                                   909,095      11,231      4.94          773,740       11,668    6.03
Loans (1)                                                  1,102,407      19,294      7.00          902,221       17,708    7.85
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                     $  2,080,894   $  30,835      5.93%     $ 1,781,824    $  30,295    6.80%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                 $     22,346                            $    21,947
Allowance for loan losses                                    (15,213)                               (11,525)
Premises and equipment, net                                   11,310                                 10,120
Other assets                                                  51,187                                 51,170
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      Total non-interest earning assets                       69,630                                 71,712
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                            $  2,150,524                            $ 1,853,536
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand   $    480,886   $   2,759      2.29%     $   319,143    $   2,413    3.02%
   Certificates of deposit of $100,000 or more               143,696       1,233      3.43          130,298        1,831    5.62
   Other time deposits                                       494,196       4,538      3.67          480,577        7,116    5.92
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                      1,118,778       8,530      3.05          930,018       11,360    4.89
Borrowed funds                                               753,875       9,414      4.99          675,726        9,253    5.48
Trust preferred securities                                    32,500         775      9.54           32,500          775    9.54
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                $  1,905,153   $  18,719      3.93%     $ 1,638,244    $  21,388    5.22%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                         $    119,167                            $   112,591
Other liabilities                                             18,936                                 16,397
Stockholders' equity                                         107,268                                 86,304
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      Total non-interest bearing liabilities and
       stockholders' equity                             $    245,371                            $   215,292
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Total liabilities and stockholders' equity              $  2,150,524                            $ 1,853,536
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread (2)                                                              2.00%                                 1.58%
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Net interest income and margin (3)                                     $  12,116      2.33%                    $   8,907    2.00%
------------------------------------------------------------------------------------------------------------------------------------
Net interest income and margin
     (tax equivalent basis)(4)                                         $  12,429      2.39%                    $   9,191    2.06%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $313,000 and $284,000 for the three month periods ended September 30, 2002 and 2001, respectively.

                               Financial Summary
                    Average Balances, Rates Paid and Yields

                                                                   Nine Months Ended                     Nine Months Ended
                                                                  September 30, 2002                     September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Average                               Average
                                                            Average                   Yield/       Average                  Yield/
(in thousands)                                              Balance       Interest     Rate        Balance      Interest     Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                  $     2,947    $     44     1.99%      $     4,045   $    147     4.85%
Federal funds sold                                              76,279         951     1.66            74,887      2,368     4.22
Securities                                                     851,989      33,425     5.23           732,454     34,487     6.28
Loans (1)                                                    1,056,545      55,205     6.97           863,739     52,651     8.13
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                        $ 1,987,760    $ 89,625     6.01%      $ 1,675,125   $ 89,653     7.14%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                    $    22,570                            $    20,906
Allowance for loan losses                                      (14,270)                               (11,286)
Premises and equipment, net                                     11,195                                  9,852
Other assets                                                    51,298                                 51,541
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                         70,793                                 71,013
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                               $ 2,058,553                            $ 1,746,138
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand      $   456,600    $  8,486     2.48%      $   300,717   $  7,328     3.25%
   Certificates of deposit of $100,000 or more                 147,616       3,943     3.56           126,697      5,958     6.27
   Other time deposits                                         462,405      13,469     3.88           452,603     21,126     6.22
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                        1,066,621      25,898     3.24           880,017     34,412     5.21
Borrowed funds                                                 727,602      27,050     4.96           630,462     26,172     5.53
Trust preferred securities                                      32,500       2,325     9.54            30,565      2,177     9.50
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                   $ 1,826,723    $ 55,273     4.03%      $ 1,541,044   $ 62,761     5.43%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                            $   115,046                            $   102,133
Other liabilities                                               16,029                                 20,182
Stockholders' equity                                           100,755                                 82,779
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                                $   231,830                            $   205,094
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                 $ 2,058,553                            $ 1,746,138
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread (2)                                                               1.98%                                 1.71%
------------------------------------------------------------------------------------------------------------------------------------
Net interest income and margin (3)                                        $ 34,352     2.30%                    $ 26,892     2.14%
------------------------------------------------------------------------------------------------------------------------------------
Net interest income and margin
     (tax equivalent basis)(4)                                            $ 35,281     2.37%                    $ 27,661     2.20%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $929,000 and $769,000 for the nine month periods ended September 30, 2002 and 2001, respectively.